Exhibit 99.3

              UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

      The following pro forma unaudited financial information gives effect to the acquisition of Software Associates, Inc. on November 30, 1996. The unaudited pro forma condensed consolidated balance sheet as at September 30, 1996 combines the historical balance sheet of DynamicWeb Enterprises, Inc. as at September 30, 1996 with the historical balance sheet of Software Associates, Inc. as at June 30, 1996 as if the acquisition occurred on September 30, 1996. The unaudited pro forma condensed consolidated statement of operations for the year ended
September 30, 1996 combines the operations of DynamicWeb Enterprises, Inc. for the year ended September 30, 1996 with the operations of Software Associates, Inc. for the year ended
June 30, 1996 as if the acquisition occurred on October 1, 1995. The transaction is accounted for as a purchase in accordance with Accounting Principles Board Opinion No. 16.

      The unaudited condensed pro forma consolidated balance sheet and statement of operations should be read in conjunction with the notes thereto and the audited financial statements of DynamicWeb Enterprises, Inc. and Software Associates, Inc. and notes thereto. The pro forma information is not necessarily indicative of what the financial position and results of operations would have been had the transaction occurred earlier, nor do they purport to represent the future financial position or results of operations of DynamicWeb Enterprises, Inc.

         UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENT ADJUSTMENTS

      1) To record the preliminary allocation of the purchase price of Software Associates Inc. valued at $885,000 including professional fees of $25,000 and to expense purchased research and development as at October 1, 1995. The pro forma information does not reflect any contingently issuable shares, up to 1,140,000, that may be issued in the event that the average closing bid price of DynamicWeb Enterprises, Inc. common stock does not equal $3.375 per share for the five trading days immediately prior to January 30, 1999.

      2)    To amortize intangible asset over five years.

      3) To record the difference in salary based on an employment contract for the then shareholder of Software
Associates, Inc.

      4) Pro forma weighted average number of shares outstanding reflects shares issued for the acquisition as if they were outstanding for the entire period presented.

                         DYNAMICWEB ENTERPRISES, INC. AND SUBSIDIARIES

               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION

                             FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  PRO FORMA
                                                                   PRO FORMA     CONSOLIDATED
                                      HISTORICAL                  ADJUSTMENTS      RESULTS
                             DYNAMICWEB           SOFTWARE
                          ENTERPRISES, INC.   ASSOCIATES, INC.

                            YEAR ENDED           YEAR ENDED
                         SEPTEMBER 30, 1996     JUNE 30, 1996
Net sales:
  System sales               $147,337             $380,397                       $  527,734
  Services                    312,730              286,983                          599,713
    Total                     460,067              667,380                        1,127,447

Cost of sales:
  System sales                  71,205              108,361                         179,566
  Services                      81,194               79,944                         161,138
    Total                      152,399              188,305                         340,704

Gross profit                   307,668              479,075                         786,743

Expenses:
  Selling, general and
    administrative             719,443              555,660     (2) $ 20,000      1,323,103
                                                                (3)   28,000

Research and development        28,990                                               28,990
    Total                      748,433              555,660           48,000      1,352,093

Operating loss                (440,765)             (76,585)         (48,000)      (565,350)
Interest expense               (23,271)                (125)                        (23,396)
Interest income                  8,806                                                8,806

Loss before benefit for
  income taxes                (455,230)             (76,710)         (48,000)      (579,940)
Benefit for income taxes                             29,000                          29,000

Net loss                     $(455,230)            $(47,710)        $(48,000)     $(550,940)
Pro forma net loss per pro
  forma weighted average
  number of shares
  outstanding                                                                     $   (0.08)
Pro forma weighted average
  number of shares
  outstanding                6,382,873                          (4)  860,000      7,242,873

                         DYNAMICWEB ENTERPRISES, INC. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                      SEPTEMBER 30, 1996

                                                                      PRO FORMA       PRO
FORMA
                                       HISTORICAL                   ADJUSTMENTS
CONSOLIDATED
                              DYNAMICWEB           SOFTWARE
                           ENTERPRISES, INC.   ASSOCIATES, INC.

                                 AS AT              AS AT
                          SEPTEMBER 30, 1996     JUNE 30, 1996

ASSETS
Cash and cash equivalents     $ 174,403             $12,455                        $   186,858
Accounts receivable, net
  of allowance for
  doubtful accounts              70,518              61,209                            131,727
Prepaid and other current
  assets                         32,068                                                 32,068
  Total current assets          276,989              73,664                            350,653

Property and equipment,
  net of depreciation and
  amortization                  239,889               6,000                            245,889
Patents and trademarks,
  net of amortization            19,299                                                 19,299
Intangibles                                                       (1) $ 100,000        100,000
  TOTAL                       $ 536,177             $79,664           $ 100,000    $   715,841

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable              $  34,581             $13,548                           $ 48,129
Accrued expenses and other       18,487              13,955       (1) $  25,000         57,442
Current maturities of
  long-term debt                 12,434               3,350                             15,784
Deferred revenue                 11,330                                                 11,330

Deferred income taxes                                 1,000                              1,000
  Total current maturities       76,832              31,853              25,000        133,685
Long-term debt, less current
  maturities                    197,661                 279                            197,940
  Total liabilities             274,493              32,132              25,000        331,625

STOCKHOLDERS' EQUITY
                                                                  (1)        86
Common stock                        655              16,000       (1)   (16,000)           741
Additional paid-in capital      676,215              23,641       (1)   836,273      1,536,129
Retained earnings                                                 (1)    (7,891)
  (Accumulated deficit)        (415,186)              7,891       (1)  (737,468)
(1,152,654)

  Total stockholders' equity    261,684              47,532              75,000        384,216

  TOTAL                       $ 536,177             $79,664           $ 100,000    $   715,841
